Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Second Quarter 2026

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments
	5	Statements of Adjusted Earnings by Segment
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net income (loss) available to shareholders	$956	$(792)	$112	$453	$60
Adjusted earnings (2)	$258	$239	$214	$970	$198
Adjusted earnings, less notable items (2)	$258	$251	$227	$261	$198
Total corporate expenses (3)	$204	$227	$234	$205	$202
Combined total adjusted capital (4)	$4,900	$4,967	$5,328	$5,400	$5,560
Combined risk-based capital ratio (4), (5)	430%-450%	430%-450%	456%	435%-455%	405%-425%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$6,550	$5,563	$6,768	$6,363	$5,673
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$4,851	$3,864	$5,069	$4,664	$3,974
Less: AOCI	(4,126)	(4,156)	(3,729)	(4,020)	(4,257)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,977	$8,020	$8,798	$8,684	$8,231

Return on Common Equity (1)
Return on common equity	16.3%	(4.0)%	8.1%	22.5%	16.5%
Return on common equity, excluding AOCI	8.5%	(2.0)%	3.9%	10.4%	6.9%
Adjusted return on common equity, excluding AOCI	19.7%	19.3%	19.0%	20.5%	18.4%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$16.53	$(13.82)	$1.93	$7.89	$1.02
Adjusted earnings per common share	$4.45	$4.15	$3.70	$16.87	$3.43
Adjusted earnings, less notable items per common share	$4.45	$4.35	$3.93	$4.54	$3.43
Weighted average common shares outstanding	57,840,353	57,735,327	57,829,186	57,512,901	57,734,170

Book Value Per Common Share
Book value per common share (1)	$84.35	$67.27	$88.66	$81.60	$69.57
Book value per common share, excluding AOCI (1)	$156.10	$139.63	$153.89	$151.94	$144.09
Ending common shares outstanding	57,508,193	57,437,709	57,171,217	57,153,571	57,122,494

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation. Beginning in 2026, corporate expenses exclude certain transaction-related costs. Corporate expenses excluding certain transaction-related costs were $219 million, $200 million and $195 million for the three months ended December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(4) Reflects preliminary statutory results as of or for the three months ended June 30, 2026. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Premiums	$165	$168	$173	$170	$166	$333	$352
Universal life and investment-type product policy fees	570	533	534	531	553	1,103	1,096
Net investment income	1,241	1,258	1,328	1,334	1,285	2,499	2,582
Other revenues	129	129	133	143	143	258	279
Revenues before NIGL and NDGL	2,105	2,088	2,168	2,178	2,147	4,193	4,309
Net investment gains (losses)	(6)	(52)	(23)	48	(39)	(58)	(122)
Net derivative gains (losses)	(477)	(509)	(456)	(410)	(1,237)	(986)	(926)
Total revenues	$1,622	$1,527	$1,689	$1,816	$871	$3,149	$3,261

Expenses
Policyholder benefits and claims	$591	$637	$697	$(252)	$711	$1,228	$1,360
Interest credited to policyholder account balances	531	493	529	561	537	1,024	1,098
Amortization of DAC and VOBA	157	158	159	153	149	315	297
Change in market risk benefits	(1,370)	748	(349)	289	(1,101)	(622)	(208)
Interest expense on debt	38	38	38	38	38	76	76
Other expenses	449	439	465	442	444	888	899
Total expenses	396	2,513	1,539	1,231	778	2,909	3,522
Income (loss) before provision for income tax	1,226	(986)	150	585	93	240	(261)
Provision for income tax expense (benefit)	245	(222)	12	104	8	23	(80)
Net income (loss)	981	(764)	138	481	85	217	(181)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	981	(766)	137	479	85	215	(183)
Less: Preferred stock dividends	25	26	25	26	25	51	51
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$956	$(792)	$112	$453	$60	$164	$(234)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Investments:
Fixed maturity securities available-for-sale	$80,823	$81,232	$82,014	$81,537	$80,835
Trading securities	596	544	506	528	520
Equity securities	83	76	79	78	74
Mortgage loans	22,607	22,620	22,755	22,862	22,993
Policy loans	1,455	1,458	1,450	1,439	1,425
Limited partnerships and limited liability companies	4,568	4,673	4,696	4,816	4,798
Short-term investments	960	1,236	1,197	778	1,170
Other invested assets	13,940	9,617	7,932	8,842	8,932
Total investments	125,032	121,456	120,629	120,880	120,747
Cash and cash equivalents	7,105	4,907	5,387	6,606	5,540
Accrued investment income	1,235	1,302	1,260	1,350	1,235
Reinsurance recoverables	20,064	20,313	20,903	20,400	20,701
Premiums and other receivables	693	513	676	844	557
DAC and VOBA	4,487	4,520	4,567	4,603	4,636
Current income tax recoverable	10	16	16	17	17
Deferred income tax asset	1,535	1,781	1,442	1,531	1,695
Market risk benefit assets	1,025	850	1,060	979	1,084
Other assets	303	324	332	342	348
Separate account assets	85,691	80,821	85,528	87,127	86,085
Total assets	$247,180	$236,803	$241,800	$244,679	$242,645
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,940	$31,773	$32,025	$32,021	$31,974
Policyholder account balances	89,076	86,379	87,952	88,703	88,046
Market risk benefit liabilities	7,439	8,564	8,063	8,529	8,051
Other policy-related balances	3,836	3,994	3,893	3,918	3,977
Payables for collateral under securities loaned and other transactions	6,781	4,661	4,705	4,347	3,994
Long-term debt	3,154	3,154	3,155	3,155	3,155
Other liabilities	12,648	11,829	9,646	10,451	11,625
Separate account liabilities	85,691	80,821	85,528	87,127	86,085
Total liabilities	240,565	231,175	234,967	238,251	236,907
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,847	13,869	13,870	13,893	13,918
Retained earnings (deficit)	(471)	(1,452)	(686)	(823)	(1,302)
Treasury stock	(2,701)	(2,699)	(2,688)	(2,688)	(2,687)
Accumulated other comprehensive income (loss)	(4,126)	(4,156)	(3,729)	(4,020)	(4,257)
Total Brighthouse Financial, Inc.’s stockholders’ equity	6,550	5,563	6,768	6,363	5,673
Noncontrolling interests	65	65	65	65	65
Total equity	6,615	5,628	6,833	6,428	5,738
Total liabilities and equity	$247,180	$236,803	$241,800	$244,679	$242,645

Earnings and
Select Metrics from
Segments

Financial Supplement	5

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Three Months Ended June 30, 2026
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$68	$94	$3	$—	$165
Universal life and investment-type product policy fees	393	89	88	—	570
Net investment income	799	66	242	132	1,239
Other revenues	114	4	6	5	129
Total adjusted revenues	$1,374	$253	$339	$137	$2,103

Adjusted expenses
Policyholder benefits and claims	$119	$148	$324	$—	$591
Interest credited to policyholder account balances	345	29	62	91	527
Amortization of DAC and VOBA	137	20	—	—	157
Interest expense on debt	—	—	—	38	38
Other operating costs	342	63	23	21	449
Total adjusted expenses	943	260	409	150	1,762
Adjusted earnings (loss) before provision for income tax	431	(7)	(70)	(13)	341
Provision for income tax expense (benefit)	82	(3)	(14)	(7)	58
Adjusted earnings (loss) after provision for income tax	349	(4)	(56)	(6)	283
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$349	$(4)	$(56)	$(31)	$258

	For the Three Months Ended June 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$60	$104	$2	$—	$166
Universal life and investment-type product policy fees	385	78	90	—	553
Net investment income	757	97	283	155	1,292
Other revenues	129	4	7	3	143
Total adjusted revenues	$1,331	$283	$382	$158	$2,154

Adjusted expenses
Policyholder benefits and claims	$98	$213	$400	$—	$711
Interest credited to policyholder account balances	354	28	58	103	543
Amortization of DAC and VOBA	127	22	—	—	149
Interest expense on debt	—	—	—	38	38
Other operating costs	342	53	29	20	444
Total adjusted expenses	921	316	487	161	1,885
Adjusted earnings (loss) before provision for income tax	410	(33)	(105)	(3)	269
Provision for income tax expense (benefit)	78	(7)	(22)	(3)	46
Adjusted earnings (loss) after provision for income tax	332	(26)	(83)	—	223
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$332	$(26)	$(83)	$(25)	$198

Financial Supplement	6

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Six Months Ended June 30, 2026
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$147	$183	$3	$—	$333
Universal life and investment-type product policy fees	781	146	176	—	1,103
Net investment income	1,570	164	510	263	2,507
Other revenues	231	8	13	6	258
Total adjusted revenues	$2,729	$501	$702	$269	$4,201

Adjusted expenses
Policyholder benefits and claims	$243	$318	$667	$—	$1,228
Interest credited to policyholder account balances	679	58	115	181	1,033
Amortization of DAC and VOBA	274	41	—	—	315
Interest expense on debt	—	—	—	76	76
Other operating costs	702	99	51	36	888
Total adjusted expenses	1,898	516	833	293	3,540
Adjusted earnings (loss) before provision for income tax	831	(15)	(131)	(24)	661
Provision for income tax expense (benefit)	158	(5)	(27)	(15)	111
Adjusted earnings (loss) after provision for income tax	673	(10)	(104)	(9)	550
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$673	$(10)	$(104)	$(62)	$497

	For the Six Months Ended June 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$125	$225	$2	$—	$352
Universal life and investment-type product policy fees	781	137	178	—	1,096
Net investment income	1,510	204	555	314	2,583
Other revenues	259	8	14	(2)	279
Total adjusted revenues	$2,675	$574	$749	$312	$4,310

Adjusted expenses
Policyholder benefits and claims	$208	$400	$752	$—	$1,360
Interest credited to policyholder account balances	712	55	118	209	1,094
Amortization of DAC and VOBA	253	44	—	—	297
Interest expense on debt	—	—	—	76	76
Other operating costs	705	98	65	31	899
Total adjusted expenses	1,878	597	935	316	3,726
Adjusted earnings (loss) before provision for income tax	797	(23)	(186)	(4)	584
Provision for income tax expense (benefit)	151	(6)	(39)	(8)	98
Adjusted earnings (loss) after provision for income tax	646	(17)	(147)	4	486
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$646	$(17)	$(147)	$(49)	$433

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Premiums	$68	$79	$72	$68	$60	$147	$125
Universal life and investment-type product policy fees	393	388	364	372	385	781	781
Net investment income	799	771	776	770	757	1,570	1,510
Other revenues	114	117	122	126	129	231	259
Total adjusted revenues	$1,374	$1,355	$1,334	$1,336	$1,331	$2,729	$2,675

Adjusted expenses
Policyholder benefits and claims	$119	$124	$123	$125	$98	$243	$208
Interest credited to policyholder account balances	345	334	352	357	354	679	712
Amortization of DAC and VOBA	137	137	138	131	127	274	253
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	342	360	344	348	342	702	705
Total adjusted expenses	943	955	957	961	921	1,898	1,878
Adjusted earnings before provision for income tax	431	400	377	375	410	831	797
Provision for income tax expense (benefit)	82	76	73	71	78	158	151
Adjusted earnings	$349	$324	$304	$304	$332	$673	$646

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Account value, beginning of period	$124,228	$129,906	$130,470	$127,180	$120,963
Premiums and deposits (2)	2,382	2,109	2,342	2,309	2,188
Withdrawals, surrenders and contract benefits	(4,799)	(4,670)	(5,009)	(4,594)	(4,190)
Net flows (3)	(2,417)	(2,561)	(2,667)	(2,285)	(2,002)
Investment performance (4)	11,707	(2,650)	2,621	6,129	8,758
Policy charges and other	(541)	(467)	(518)	(554)	(539)
Account value, end of period	$132,977	$124,228	$129,906	$130,470	$127,180

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$17,404	$17,820	$18,456	$19,339	$19,355
Premiums and deposits (2)	134	144	469	506	504
Withdrawals, surrenders and contract benefits	(845)	(755)	(1,277)	(1,615)	(688)
Net flows (3)	(711)	(611)	(808)	(1,109)	(184)
Interest credited	160	159	164	170	169
Other	101	36	8	56	(1)
Account value, end of period	$16,954	$17,404	$17,820	$18,456	$19,339

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value, end of period	$660	$595	$569	$584	$566

INCOME ANNUITIES (1)
Income annuity insurance liabilities, end of period	$4,817	$4,750	$4,788	$4,755	$4,645

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Shield Level Annuities (1)	$2,119	$1,868	$2,074	$2,052	$1,925	$3,987	$3,882
GMWB	110	107	118	115	109	217	212
GMDB only	60	55	69	55	67	115	125
GMIB	3	3	2	3	4	6	8
Total variable and Shield Level annuity sales	$2,292	$2,033	$2,263	$2,225	$2,105	$4,325	$4,227

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$67	$87	$142	$126	$89	$154	$115
Fixed deferred annuities	64	55	324	377	412	119	515
Single premium immediate annuities	2	2	2	1	2	4	7
Other fixed and income annuities	—	1	3	2	2	1	5
Total fixed and income annuity sales	$133	$145	$471	$506	$505	$278	$642

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Premiums	$94	$89	$101	$102	$104	$183	$225
Universal life and investment-type product policy fees	89	57	83	74	78	146	137
Net investment income	66	98	111	117	97	164	204
Other revenues	4	4	3	4	4	8	8
Total adjusted revenues	$253	$248	$298	$297	$283	$501	$574

Adjusted expenses
Policyholder benefits and claims	$148	$170	$182	$142	$213	$318	$400
Interest credited to policyholder account balances	29	29	30	30	28	58	55
Amortization of DAC and VOBA	20	21	21	22	22	41	44
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	63	36	46	54	53	99	98
Total adjusted expenses	260	256	279	248	316	516	597
Adjusted earnings (loss) before provision for income tax	(7)	(8)	19	49	(33)	(15)	(23)
Provision for income tax expense (benefit)	(3)	(2)	1	9	(7)	(5)	(6)
Adjusted earnings (loss)	$(4)	$(6)	$18	$40	$(26)	$(10)	$(17)

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Universal and variable universal life account value, beginning of period	$2,629	$2,627	$2,615	$2,605	$2,597
Premiums and deposits (1)	69	61	66	65	62
Withdrawals, surrenders and contract benefits	(33)	(33)	(38)	(36)	(41)
Net flows	36	28	28	29	21
Net transfers from (to) separate account	9	8	10	12	8
Interest credited	31	27	29	29	26
Policy charges and other	(52)	(61)	(55)	(60)	(47)
Universal and variable universal life account value, end of period	$2,653	$2,629	$2,627	$2,615	$2,605

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,497	$6,860	$6,859	$6,632	$6,125
Premiums and deposits	32	34	35	34	36
Withdrawals, surrenders and contract benefits	(84)	(87)	(83)	(89)	(71)
Net flows	(52)	(53)	(48)	(55)	(35)
Investment performance	825	(249)	118	341	605
Net transfers from (to) general account	(9)	(8)	(10)	(12)	(8)
Policy charges and other	(52)	(53)	(59)	(47)	(55)
Variable universal life account value, end of period	$7,209	$6,497	$6,860	$6,859	$6,632

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Total life sales	$39	$32	$36	$38	$33	$71	$69

	As of
LIFE INSURANCE IN-FORCE	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Whole Life
Life Insurance in-force, before reinsurance	$15,754	$15,931	$16,098	$16,280	$16,441
Life Insurance in-force, net of reinsurance	$2,709	$2,737	$2,761	$2,799	$2,818

Term Life
Life Insurance in-force, before reinsurance	$300,615	$306,263	$312,477	$319,061	$325,210
Life Insurance in-force, net of reinsurance	$249,861	$253,538	$258,169	$263,178	$267,845

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$40,451	$40,235	$41,053	$41,500	$41,726
Life Insurance in-force, net of reinsurance	$31,225	$30,886	$31,603	$31,915	$32,026

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Premiums	$3	$—	$—	$—	$2	$3	$2
Universal life and investment-type product policy fees	88	88	87	85	90	176	178
Net investment income	242	268	305	292	283	510	555
Other revenues	6	7	6	8	7	13	14
Total adjusted revenues	$339	$363	$398	$385	$382	$702	$749

Adjusted expenses
Policyholder benefits and claims	$324	$343	$392	$(519)	$400	$667	$752
Interest credited to policyholder account balances	62	53	56	61	58	115	118
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	23	28	31	32	29	51	65
Total adjusted expenses	409	424	479	(426)	487	833	935
Adjusted earnings (loss) before provision for income tax	(70)	(61)	(81)	811	(105)	(131)	(186)
Provision for income tax expense (benefit)	(14)	(13)	(23)	170	(22)	(27)	(39)
Adjusted earnings (loss)	$(56)	$(48)	$(58)	$641	$(83)	$(104)	$(147)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Account value, beginning of period	$4,388	$4,461	$4,548	$4,619	$4,710
Premiums and deposits (1)	151	152	145	146	156
Withdrawals, surrenders and contract benefits	(16)	(26)	(34)	(20)	(42)
Net flows	135	126	111	126	114
Interest credited	37	37	39	39	39
Policy charges and other	(239)	(236)	(237)	(236)	(244)
Account value, end of period	$4,321	$4,388	$4,461	$4,548	$4,619

	As of
LIFE INSURANCE IN-FORCE	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$65,481	$65,867	$66,293	$66,904	$67,445
Life Insurance in-force, net of reinsurance	$31,608	$31,867	$32,190	$32,556	$32,879

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	132	131	142	148	155	263	314
Other revenues	5	1	2	5	3	6	(2)
Total adjusted revenues	$137	$132	$144	$153	$158	$269	$312

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	91	90	97	103	103	181	209
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	38	38	76	76
Other operating costs	21	15	44	8	20	36	31
Total adjusted expenses	150	143	179	149	161	293	316
Adjusted earnings before provision for income tax	(13)	(11)	(35)	4	(3)	(24)	(4)
Provision for income tax expense (benefit)	(7)	(8)	(11)	(9)	(3)	(15)	(8)
Adjusted earnings (loss) after provision for income tax	(6)	(3)	(24)	13	—	(9)	4
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Less: Preferred stock dividends	25	26	25	26	25	51	51
Adjusted earnings (loss)	$(31)	$(31)	$(50)	$(15)	$(25)	$(62)	$(49)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance, end of period	$9,106	$9,328	$9,477	$9,850	$10,149

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
CHANGE IN MARKET RISK BENEFITS	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Market risk benefits mark-to-market	$1,304	$(835)	$205	$(424)	$1,020	$469	$21
Market risk benefits fees, net of claims	84	75	151	136	97	159	192
Ceded reinsurance	(18)	12	(7)	(1)	(16)	(6)	(5)
Total change in market risk benefits	$1,370	$(748)	$349	$(289)	$1,101	$622	$208

	For the Three Months Ended					For the Six Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net derivative gains (losses):
Variable annuity and Shield hedges	$2,745	$(1,327)	$(12)	$1,310	$1,073	$1,418	$196
Shield embedded derivatives	(3,209)	805	(354)	(1,694)	(2,103)	(2,404)	(932)
ULSG hedges	11	(8)	(69)	(10)	(154)	3	(132)
Other hedges and embedded derivatives	(24)	21	(20)	(16)	(54)	(3)	(59)
Subtotal	(477)	(509)	(455)	(410)	(1,238)	(986)	(927)
Investment hedge adjustments	—	—	(1)	—	1	—	1
Total net derivative gains (losses)	$(477)	$(509)	$(456)	$(410)	$(1,237)	$(986)	$(926)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Actuarial items and other insurance adjustments	$—	$12	$13	$(709)	$—	$12	$10
Total notable items (1)	$—	$12	$13	$(709)	$—	$12	$10

NOTABLE ITEMS BY SEGMENT
Annuities	$—	$—	$—	$7	$—	$—	$10
Life	—	(5)	6	(11)	—	(5)	—
Run-off	—	17	7	(705)	—	17	—
Corporate & Other	—	—	—	—	—	—	—
Total notable items (1)	$—	$12	$13	$(709)	$—	$12	$10

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Total Quarterly VA separate account gross returns	9.75%	(1.84)%	2.14%	4.96%	7.59%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	33.08%	31.81%	32.56%	32.61%	32.54%
Percent allocated to bond funds/other funds	9.00%	9.50%	9.20%	9.13%	9.04%
Percent allocated to target volatility funds	17.70%	18.14%	17.77%	17.85%	17.81%
Percent allocated to balanced funds	40.22%	40.55%	40.47%	40.41%	40.61%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,208	28.91%	$38,909	30.88%
Foreign corporate securities	11,043	8.36%	11,497	9.12%
Residential mortgage-backed securities	8,929	6.76%	8,532	6.77%
U.S. government and agency securities	6,927	5.24%	6,711	5.32%
Asset-backed securities	5,808	4.40%	6,059	4.81%
Commercial mortgage-backed securities	5,798	4.39%	5,870	4.66%
State and political subdivision securities	3,272	2.48%	3,494	2.77%
Foreign government securities	838	0.63%	942	0.75%
Total fixed maturity securities	80,823	61.17%	82,014	65.08%
Trading securities	596	0.45%	506	0.40%
Equity securities	83	0.06%	79	0.06%
Mortgage loans:
Commercial mortgage loans	11,930	9.03%	12,323	9.78%
Residential mortgage loans	6,211	4.70%	5,976	4.74%
Agricultural mortgage loans	4,686	3.55%	4,656	3.70%
Allowance for credit losses	(220)	(0.17)%	(200)	(0.16)%
Total mortgage loans, net	22,607	17.11%	22,755	18.06%
Policy loans	1,455	1.10%	1,450	1.15%
Limited partnerships and limited liability companies	4,568	3.46%	4,696	3.73%
Cash, cash equivalents and short-term investments	8,065	6.10%	6,584	5.22%
Other invested assets:
Derivatives:
Equity market	12,148	9.19%	6,121	4.86%
Interest rate	210	0.16%	297	0.23%
Foreign currency exchange rate	375	0.29%	350	0.28%
Credit	16	0.01%	11	0.01%
Total derivatives	12,749	9.65%	6,779	5.38%
ICOLI	849	0.64%	822	0.65%
FHLB common stock	232	0.18%	217	0.17%
Other	110	0.08%	114	0.10%
Total other invested assets	13,940	10.55%	7,932	6.30%
Total investments and cash and cash equivalents	$132,137	100.00%	$126,016	100.00%

	For the Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Adjusted net investment income yield (1)	4.17%	4.24%	4.44%	4.40%	4.28%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2026 (2)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	PRELIMINARY June 30, 2026 (2)	June 30, 2025
Total revenues (Line 9)	$200	$5,009	$3,002	$2,293	$1,455	$5,209	$6,264
Total benefits and expenses before dividends to policyholders (Line 28)	$2,600	$3,615	$2,919	$3,679	$2,360	$6,215	$5,944

COMBINED NET INCOME (LOSS) (1), (3)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(2,400)	$1,397	$122	$(1,333)	$(921)	$(1,003)	$304
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(1,300)	(515)	(434)	599	(643)	(1,815)	(1,427)
Net income (loss) (Line 35)	$(3,700)	$882	$(312)	$(734)	$(1,564)	$(2,818)	$(1,123)

COMBINED CHANGE IN NET UNREALIZED GAIN (LOSS) (3), (4)
Change in net unrealized gain (loss) recorded in surplus, net of tax (Lines 38, 39, 46 & 47)	$3,300	$(997)	$133	$508	$1,414	$2,303	$1,295

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2026.
(3) Combined net income (loss) and combined change in net unrealized gain (loss) should be considered in aggregate for a more complete understanding of our business, including realized and unrealized gains (losses) associated with our variable annuities and Shield hedges and other equity risk management strategies.

(4) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2026 (2)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Total assets (Line 28)	$208,100	$196,990	$201,005	$203,382	$202,943
Total liabilities (Line 28)	$204,600	$193,512	$197,152	$199,492	$198,900
Total capital and surplus (Line 38)	$3,500	$3,478	$3,853	$3,890	$4,043

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$4,900	$4,967	$5,328	$5,400	$5,560
Combined risk-based capital ratio (4)	430%-450%	430%-450%	456%	435%-455%	405%-425%

DIVIDENDS PAID TO HOLDING COMPANY (1), (3)
Total dividends paid	$—	$—	$—	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2026.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to the completion of the pending merger with an affiliate of Aquarian Capital LLC, future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: our ability to complete the merger in the timeframe or manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the effect of the pendency of the merger on our ongoing business and operations, including disruption to our business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Aquarian Capital LLC or Brighthouse Financial following announcement of the merger; restrictions on the conduct of our business prior to the closing of the merger and on our ability to pursue alternatives to the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our risk management strategy and the impacts of such strategy on volatility in our profitability measures and the negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, product mix, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels and maintain relationships with key distribution partners; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, tariffs imposed or threatened by the U.S. or foreign governments, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the "SEC").

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our most recent Annual Report on Form 10-K, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted net investment income	(viii)	net investment income
(ix)	adjusted net investment income yield	(ix)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following items are excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments less investment gains (losses) on trading securities.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Six Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss) available to shareholders	$956	$(792)	$112	$453	$60	$164	$(234)
Less: Net investment gains (losses)	(6)	(52)	(23)	48	(39)	(58)	(122)
Less: Investment gains (losses) on trading securities	2	(10)	(7)	7	(6)	(8)	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(477)	(509)	(455)	(410)	(1,238)	(986)	(927)
Less: Change in market risk benefits	1,370	(748)	349	(289)	1,101	622	208
Less: Market value adjustments	(4)	13	6	(10)	6	9	(4)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(187)	275	28	137	38	88	178
Adjusted earnings (loss)	258	239	214	970	198	497	433
Less: Notable items	—	(12)	(13)	709	—	(12)	(10)
Adjusted earnings, less notable items	$258	$251	$227	$261	$198	$509	$443

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$16.53	$(13.82)	$1.93	$7.89	$1.02	$2.84	$(4.06)
Less: Net investment gains (losses)	(0.10)	(0.91)	(0.40)	0.83	(0.68)	(1.00)	(2.11)
Less: Investment gains (losses) on trading securities	0.03	(0.17)	(0.12)	0.12	(0.10)	(0.14)	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(8.25)	(8.88)	(7.87)	(7.13)	(21.44)	(17.06)	(16.03)
Less: Change in market risk benefits	23.69	(13.05)	6.04	(5.02)	19.07	10.76	3.60
Less: Market value adjustments	(0.07)	0.23	0.10	(0.17)	0.10	0.16	(0.07)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(3.23)	4.80	0.48	2.38	0.66	1.52	3.08
Less: Impact of inclusion of dilutive shares	—	0.03	—	—	—	—	0.05
Adjusted earnings (loss) per common share	4.45	4.15	3.70	16.87	3.43	8.59	7.44
Less: Notable items	—	(0.21)	(0.22)	12.33	—	(0.21)	(0.17)
Adjusted earnings, less notable items per common share	$4.45	$4.35	$3.93	$4.54	$3.43	$8.81	$7.61

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net income (loss) available to shareholders	$729	$(167)	$331	$865	$562
Less: Net investment gains (losses)	(33)	(66)	(97)	(147)	(255)
Less: Investment gains (losses) on trading securities	(8)	(16)	—	7	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,851)	(2,612)	(1,792)	(2,332)	(2,021)
Less: Change in market risk benefits	682	413	268	1,406	1,085
Less: Market value adjustments	5	15	(8)	—	(1)
Less: Provision for income tax (expense) benefit on reconciling adjustments	253	478	343	224	250
Adjusted earnings	$1,681	$1,621	$1,617	$1,707	$1,504
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Brighthouse Financial, Inc.’s stockholders’ equity	$6,183	$5,921	$5,800	$5,552	$5,107
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	4,484	4,222	4,101	3,853	3,408
Less: AOCI	(4,058)	(4,166)	(4,391)	(4,470)	(4,750)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,542	$8,388	$8,492	$8,323	$8,158
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Return on common equity	16.3%	(4.0)%	8.1%	22.5%	16.5%
Return on AOCI	(18.0)%	4.0%	(7.5)%	(19.4)%	(11.8)%
Return on common equity, excluding AOCI	8.5%	(2.0)%	3.9%	10.4%	6.9%
Less: Return on net investment gains (losses)	(0.4)%	(0.8)%	(1.1)%	(1.8)%	(3.1)%
Less: Return on investment gains (losses) on trading securities	(0.1)%	(0.2)%	—%	0.1%	—%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(21.7)%	(31.1)%	(21.1)%	(28.0)%	(24.8)%
Less: Return on change in market risk benefits	8.0%	4.9%	3.2%	16.9%	13.3%
Less: Return on market value adjustments	0.1%	0.2%	(0.1)%	—%	—%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	2.9%	5.7%	4.0%	2.7%	3.1%
Adjusted return on common equity, excluding AOCI	19.7%	19.3%	19.0%	20.5%	18.4%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Total revenues	$1,622	$1,527	$1,689	$1,816	$871	$3,149	$3,261
Less: Net investment gains (losses)	(6)	(52)	(23)	48	(39)	(58)	(122)
Less: Investment gains (losses) on trading securities	2	(10)	(7)	7	(6)	(8)	—
Less: Net derivative gains (losses)	(477)	(509)	(456)	(410)	(1,237)	(986)	(926)
Less: Investment hedge adjustments	—	—	1	—	(1)	—	(1)
Total adjusted revenues	$2,103	$2,098	$2,174	$2,171	$2,154	$4,201	$4,310

Total expenses	$396	$2,513	$1,539	$1,231	$778	$2,909	$3,522
Less: Change in market risk benefits	(1,370)	748	(349)	289	(1,101)	(622)	(208)
Less: Market value adjustments	4	(13)	(6)	10	(6)	(9)	4
Total adjusted expenses	$1,762	$1,778	$1,894	$932	$1,885	$3,540	$3,726

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Investment portfolio gains (losses)	$6	$(26)	$(14)	$52	$(5)	$(20)	$(36)
Investment portfolio credit loss (provision) release and (writedowns)	(12)	(26)	(9)	(4)	(34)	(38)	(86)
Net investment gains (losses)	$(6)	$(52)	$(23)	$48	$(39)	$(58)	$(122)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Investment income yield	4.32%	4.39%	4.60%	4.54%	4.41%
Investment fees and expenses	(0.15)%	(0.15)%	(0.16)%	(0.14)%	(0.13)%
Adjusted net investment income yield	4.17%	4.24%	4.44%	4.40%	4.28%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.